UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2006

                            Techprecision Corporation
             (Exact name of registrant as specified in its charter)

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
               Delaware                                0-51378                                  51-0539828
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   (State or other jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)
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 One Bella Drive, Westminster, Massachusetts                      01473
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This amendment is being filed to incorporate by reference pro forma financial information.

Item 9.01  Financial Statements and Exhibits.

      (d)   Exhibits

      2.1   Stock purchase agreement *

      3.1   Certificate of Designation for the Series A Convertible Preferred
            Stock*

      4.1 Loan and security agreement dated February 24, 2006, between Ranor and Sovereign Bank*

      4.2   Guaranty from the Registrant to Sovereign Bank*

      4.3   Form of warrant issued to Barron Partners LP*

      99.1 Preferred stock purchase agreement dated February 24, 2006, between the Registrant and Barron Partners, LP*

      99.2 Registration rights agreement dated February 24, 2006, between the Registrant and Barron Partners LP*

      99.3 Agreement dated February 24, 2006, among the Registrant, Ranor Acquisition LLC and the members of Ranor Acquisition LLC*.

      99.4  Subscription Agreement dated February 24, 2006*

      99.5 Registration rights provisions pursuant to the agreements listed in Exhibits 99.3 and 99.4*

      99.6  Employment agreement between the Registrant and Stanley Youtt*

      99.7 Management agreement dated February 24, 2006, between Ranor and Techprecision LLC*

      99.8 Lease, dated February 24, 2006 between WM Realty Management, LLC and Ranor*

      99.9  2006 Long-term incentive plan*

      99.10 Pro forma financial information**

* Previously filed.

** Included in Note 6 of Notes to Financial Statements for Techprecision Corporation which was included in the Company's Form 10-KSB for the year ended December 31, 2005 and filed with the Commission on April 17, 2006.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TECHPRECISION CORPORATION
                                          (formerly Lounberry Holdings II, Inc.)
                                          (Registrant)


Date: May 3, 2006                         /s/ James G. Reindl
                                          ------------------------
                                          James G. Reindl, CEO



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